                                                                     EXHIBIT 1.2


                                                                  EXECUTION COPY



                             HH ACQUISITION CORP.

                                 $170,000,000

                11% Senior Subordinated Discount Notes due 2008


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                                   July 31, 1998


MORGAN STANLEY & CO. INCORPORATED
CHASE SECURITIES INC.
BT ALEX. BROWN INCORPORATED
c/o Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Ladies and Gentlemen:

          HH Acquisition Corp., a Delaware corporation (the "Issuer"), proposes
                                                             ------
to issue and sell to Morgan Stanley & Co. Incorporated, Chase Securities Inc. and BT Alex. Brown Incorporated (collectively, the "Placement Agents"), upon the
                                                    ----------------
terms and subject to the conditions set forth in a placement agreement dated July 29, 1998 between the Issuer and the Placement Agents (the "Placement
                                                                ---------
Agreement"), $170,000,000 aggregate principal amount at maturity of its 11%
---------
Senior Subordinated Discount Notes due 2008 (the "Securities").  The Securities
                                                  ----------
will be issued pursuant to an Indenture to be dated the Closing Date (as the same may be amended from time to time in accordance with the terms thereof, the "Indenture") between the Issuer and United States Trust
 ---------

Company of New York, as trustee (the "Trustee").  Capitalized terms used but not
                                      -------
defined herein shall have the meanings given to such terms in the Placement Agreement.

          The Issuer has entered into an Agreement and Plan of Merger dated as of April 15, 1998 (the "Merger Agreement") with Harborside Healthcare
                        ----------------
Corporation, a Delaware corporation (the "Company"), pursuant to which the
                                          -------
Issuer will merge with and into the Company (the "Merger"), and the Company will
                                                  ------
be the surviving corporation.

          As an inducement to the Placement Agents to enter into the Placement Agreement and in satisfaction of a condition to the obligations of the Placement Agents thereunder, the Issuer and each subsidiary of the Company which may hereafter execute a counterpart signature page hereto (collectively, the "Guarantors"), agree with the Placement Agents, for the benefit of the holders
-----------
(including the Placement Agents) of the Securities and of the Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:
                                                   -------

          1.   Registered Exchange Offer.  Unless the Registered Exchange Offer
               -------------------------
(as defined below) is not permitted by applicable law or Securities and Exchange Commission ("Commission") policy, or each Holder of Transfer Restricted Securities (as defined below) notifies the Issuer that it is a Restricted Holder (as defined below), the Issuer shall (i) prepare and, not later than 90 days following the date on which the Issuer is merged with and into the Company (the "Closing Date"), file with the Commission a registration statement (the
 ------------
"Exchange Offer Registration Statement") on an appropriate form under the
--------------------------------------
Securities Act of 1933, as amended (the "Securities Act"), with respect to a
                                         --------------
proposed offer to the Holders (the "Registered Exchange Offer") to issue and
                                    -------------------------
deliver to such Holders, in exchange for Securities, a like aggregate principal amount at maturity of debt securities of the Issuer (the "Exchange Securities")
                                                          -------------------
having the same Accreted Value as the Securities on the date of exchange and that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities and the absence of registration rights, (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act on or prior to 180 days after the Closing Date, and (iii) commence the Registered Exchange Offer and use its reasonable best efforts to issue on or prior to 30 business days after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, Exchange Securities in exchange for all Securities tendered prior thereto in the Registered Exchange Offer (such period being called the "Exchange Offer Registration Period"). The Exchange Securities
                  ----------------------------------
will be issued under the Indenture or an indenture (the "Exchange Securities
                                                         -------------------
Indenture") between the Issuer, the Guarantors and the Trustee or such other
---------
bank or trust company that is reasonably satisfactory to the Placement Agents, as trustee (the "Exchange Securities Trustee"), such indenture to be identical
                 ---------------------------
in all material respects to the Indenture, except for the transfer restrictions relating to the Securities.

          Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Issuer or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not a Placement Agent

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

holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Securities or the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Issuer, the Guarantors and the Placement Agents and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"),
                                                          -----------------
is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if any Placement Agent elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment, it is required to deliver a prospectus, containing the information required by Items 507 and/or 508 or Regulation S-K under the Securities Act, as applicable, in connection with such a sale.

          In connection with the Registered Exchange Offer, the Issuer and the Guarantors shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depository for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer, the Issuer and the Guarantors shall:

          (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

          (b) deliver, or cause to be delivered, to the Trustee for cancellation all Securities so accepted for exchange; and

          (c) issue, and cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities equal in principal amount at maturity to the principal amount at maturity of the Securities of such Holder so accepted for exchange.

          Subject to the provisions of Section 4(b) hereof, the Issuer and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that
                                                                   --------
     (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 90 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Issuer and the Guarantors shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period not to exceed 90 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities and the Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities or the Exchange Securities will have the right to vote or consent as a separate class on any matter.

          The Accreted Value (as defined in the Indenture) of each Exchange Security issued pursuant to the Registered Exchange Offer will accrete from the last Semi-Annual Accrual Date (as defined in the Indenture) of the Securities surrendered in exchange therefor; provided, however, that if any Exchange
                                  --------  -------
Security is issued after the Full Accretion Date (as defined in the Indenture), interest on such Exchange Security will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Full Accretion Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuer that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understandings with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Issuer and each Guarantor will ensure that, except with respect to the Holders' Information (as defined in Section 2(c)), (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2.   Shelf Registration.  If (i) the Issuer and the Guarantors are not
               ------------------
required to file the Exchange Offer Registration Statement or permitted to consummate the Registered Exchange Offer, (ii) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 30 days after the Effectiveness Target Date (as defined in
Section 3) of the Exchange Offer Registration Statement or (iii) any Holder (a "Restricted Holder") of Transfer Restricted Securities notifies the Issuer prior to the 20th day following consummation of the Registered Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales, (C) it is a Placement Agent and that such Securities are not eligible to be exchanged for Exchange Securities or (D) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, the Issuer will file with the Commission a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and together with any Exchange Offer Registration
-----------------------------
Statement, a "Registration Statement").   If  the Issuer is required to file a
              ----------------------
Shelf Registration Statement the following provisions shall apply:

          (a) The Issuer and the Guarantors will use their reasonable best efforts to file the Shelf Registration Statement with the Commission on or prior to the date that is 90 days after such filing obligation arises and to cause the Shelf Registration Statement to be declared effective by the Commission on or prior to the date that is 135 days after such obligation arises.

          (b) Subject to the provisions of Section 4(b) hereof, the Issuer and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period of two years after its effective date or such shorter period that will terminate when all the Transfer Restricted Securities covered thereby (i) have been sold pursuant thereto or (ii) are distributed to the public pursuant to Rule 144 under the Securities Act or are saleable pursuant to Rule 144(k) under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). Subject
                                         -------------------------
     to the provisions of Section 4(b) hereof, the Issuer and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Transferred Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by the Issuer in good faith and for valid business reasons (not including avoidance of the Issuer's obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuer promptly thereafter complies with the requirements of Section 4(j) hereof, if applicable.

          (c)  Notwithstanding any other provisions hereof, the
     Issuer and the Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder,
     (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuer by or on behalf of any Holder specifically for use therein (the "Holders'
                                                                   --------
     Information")) does not contain an untrue statement of a material fact or
     -----------
     omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3.   Liquidated Damages.
               ------------------

          (a)  The parties hereto agree that the Holders of
     Transfer Restricted Securities will suffer damages if the Issuer or any Guarantor fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Issuer fails to file any of the Registration Statements required by this Registration Rights Agreement on or before the date specified for such filing, (ii) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness in Section 1 or Section 2(a), as applicable (the "Effectiveness Target Date"), (iii) unless the Registered
                      --------------------------
     Exchange Offer would not be
     permitted by applicable law or Commission policy or the Issuer is otherwise not required to do so, the Issuer fails to consummate the Registered Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales or exchanges of Transfer Restricted Securities during the periods specified in Section 1 or Section 2, as applicable, other than a Blackout Period (as defined herein) (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), then the
                                              --------------------
     Issuer and the Guarantors agree to pay liquidated damages (the "Liquidated Damages") to each Holder of Transfer Restricted Securities in cash, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $.05 per week per $1,000 principal amount at maturity of Transfer Restricted Securities held by such Holder. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount at maturity of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.20 per week per $1,000 principal amount at maturity of Transfer Restricted Securities. All accrued Liquidated Damages will be paid by the Issuer and the Guarantors on each Semi-Annual Accrual Date specified in the Indenture, in the same manner as interest payments on the Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the
           ------------------------------
     date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Exchange Security following the exchange by a broker-dealer in the Registered Exchange Offer of a Security for an Exchange Security, until the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) each Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) each Security until the date on which it has been distributed to the public pursuant to Rule 144 under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Issuer and the Guarantors shall not be required to pay Liquidated Damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          (b)  The Issuer shall notify the Trustee and the Paying
     Agent under the Indenture immediately upon the happening of each and every Registration Default. The Issuer and the Guarantors shall pay the Liquidated Damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Issuer for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next Semi-Annual Accrual Date specified by the Indenture, sums sufficient to pay the Liquidated Damages then due, or by making payment in such other manner as may be specified for the payment of interest in the Indenture or the Exchange Securities Indenture. The Liquidated

     Damages due shall be payable on each Semi-Annual Accrual Date specified by the Indenture to the record holder on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the occurrence of any of the events described in Section 3(a)(i) through 3(a)(iv) hereof.

          4.   Registration Procedures.  In connection with any Registration
               -----------------------
Statement, the following provisions shall apply:

          (a) The Issuer shall (i) furnish to each Placement Agent, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Placement Agent may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if reasonably requested by any Placement Agent, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Issuer shall advise each Placement Agent, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
     (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Issuer or any Guarantor of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Upon complying with the procedures described above in this Section 4(b) following the occurrence of an event of the type described in clause
     (v) of this Section 4(b), the Issuer may suspend the use of any prospectus included in any Registration Statement for a period (the "Blackout Period")
                                                               ---------------
     not to exceed an aggregate of 60 days in any 12 month period if (i) the Board of Directors of the Issuer determines that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (ii) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed and the Board of Directors determines that any such disclosure would jeopardize the success of such transaction; provided that, upon the termination of such Blackout Period, the Issuer promptly shall advise the Placement Agents, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing that such Blackout Period has been terminated.

          (c) The Issuer and the Guarantors will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (d) The Issuer will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Issuer will, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuer and the Guarantors consent to the use (in accordance with applicable law) of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (f) The Issuer will furnish to each Placement Agent and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Placement Agent or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (g) The Issuer will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Placement Agent, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Placement Agent, Exchanging Dealer or other persons may reasonably request; and the Issuer and the Guarantors consent to the use (in accordance with applicable law) of such prospectus or any amendment or supplement thereto by any such Placement Agent, Exchanging Dealer or other persons, as applicable, as aforesaid.

          (h) Prior to the effective date of any Registration Statement, the Issuer and the Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities or Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided that
                                                                 --------
     the Issuer and the Guarantors will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Issuer and the Guarantors will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least three business days prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

          (j) Subject to the provisions of the last paragraph of Section 4(b) hereof, if any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Issuer is required to maintain an effective Registration Statement, the Issuer will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or Exchange Securities from a

     Holder or an Exchanging Dealer, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Issuer will provide a CUSIP number for the Securities and Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or the Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Issuer and the Guarantors will comply with all applicable rules and regulations of the Commission and the Issuer will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

          (m) The Issuer and the Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Issuer may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuer such information (including supplements thereto) concerning the Holder and the distribution of such Transfer Restricted Securities as the Issuer may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuer may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information (including supplements thereto) within 5 business days after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Issuer pursuant to Section 4(b)(ii) through (v) hereof, such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) hereof or until advised in writing (the "Advice") by the Issuer that the use of the applicable
                   ------
     prospectus may be resumed. If the Issuer shall give any notice under
     Section 4(b)(ii) through (v) during the period that the Issuer is required to maintain an effective Registration Statement (the "Effectiveness
                                                           -------------
     Period"), such Effectiveness Period shall be extended by the number of days
     ------
     during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by
     Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Issuer shall enter into such customary agreements (including, if requested, an underwriting agreement to be negotiated between the parties in good faith) and take all such other action, if any, as Holders of a majority in aggregate principal amount at maturity of the Securities and Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

          (q) In the case of a Shelf Registration Statement, the Issuer and the Guarantors shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount at maturity of the Securities and Exchange Securities being sold and any underwriter participating in any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement, and (ii) use their reasonable best efforts to have their officers, directors, employees, accountants and counsel supply, all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement,
          ---------
     subject to executing a confidentiality undertaking in customary form and with respect to confidential and/or proprietary information of the Issuer and the Guarantors.

          (r) In the case of a Shelf Registration Statement, the Issuer shall, if requested by Holders of a majority in aggregate principal amount at maturity of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause
     (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities or Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates reasonably requested by Holders of a majority in aggregate principal amount at maturity of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5.   Registration Expenses.  The Issuer and the Guarantors will bear
               ---------------------
all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and, in the case of a Shelf Registration Statement, the Issuer and the Guarantors will reimburse the Placement Agents and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount at maturity of the Securities and the Exchange Securities to be sold pursuant to such Registration Statement (the "Special Counsel") acting for
                                                   ---------------
the Placement Agents or Holders in connection therewith.

          6.   Indemnification.
               ---------------

          (a) The Issuer and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Placement Agent, each Holder (including, without limitation, each Exchanging Dealer), their respective affiliates, officers, directors, employees, representatives and agents, and each person, if any, who controls any Placement Agent and any Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively referred to for purposes of this
                   ------------
     Section 6 and Section 7 as a "Holder") from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any amendment or supplement thereto), including all documents incorporated therein by reference, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided,
                                                                       --------
     however, that the Issuer and the Guarantors shall not be liable in any such
     -------
     case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided
                                                                        --------
     further that, with respect to any such untrue statement in or omission from
     -------
     any related preliminary prospectus, the indemnity contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities or Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or Exchange Securities to such person and such delivery was required by the Securities Act and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Issuer with Section 4(d), 4(e), 4(f) or 4(g).

          (b) Each Holder agrees to indemnify and hold harmless the Issuer, the Placement Agents and the other selling Holders, and each of their respective affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Issuer or the Guarantors, any Placement Agent and any other selling Holder within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Issuer by such Holder, and shall reimburse the Issuer and/or the Guarantors for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be
                            --------  -------
     liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to a Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
             --------  -------
     party shall not relieve it from any liability which it may have under this
     Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party
         -------- -------
     shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified
                                        --------  -------
     party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless
     (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that makes it impossible or inadvisable for counsel to the indemnifying party to conduct the defense of both the indemnifying party and the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. In the event of any claim or action in which the Placement Agents or persons who control the Placement Agents are indemnified parties, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the event of any claim or action in which the Holders or persons who control the Holders are indemnified parties, and the Placement Agents are not indemnified parties, such firm shall be designated in writing by the Holders of a majority of the aggregate principal amount at maturity of the Securities to which such claim or action relates (excluding for this purpose, affiliates of the Issuer and the Guarantors). In all other cases, such firm shall be designated by the Issuer. Each indemnified party, as a condition of the indemnity contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          7.   Contribution.  If the indemnification provided for in Section 6
               ------------
is unavailable or insufficient to hold harmless an indemnified party under
Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities or Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Issuer, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities or Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuer or information supplied by the Issuer, on the one hand, or to any Holders' Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.   Rules 144 and 144A.  The Issuer shall use its reasonable best
               ------------------
efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Issuer and the Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this
Section 8 shall be deemed to require the Issuer to register any of its securities pursuant to the Exchange Act.

          9.   Underwritten Registrations.  If any of the Transfer Restricted
               --------------------------
Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount at maturity of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuer (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          10.  Miscellaneous.
               -------------

          (a)  Amendments and Waivers.  The provisions of this Agreement may
               ----------------------
     not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of Holders of a majority in aggregate principal amount at maturity of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount at maturity of the Securities and Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b)  Notices. All notices and other communications provided for or
               -------
     permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

               (1) if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the

          Registrar under the Indenture, with a copy in like manner to Morgan Stanley & Co. Incorporated, Chase Securities Inc. and BT Alex. Brown Incorporated;

               (2) if to the Placement Agents, initially at the address set forth in the Placement Agreement; and

               (3) if to the Issuer or the Guarantors, initially at the address of the Issuer set forth in the Placement Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c)  Successors And Assigns. This Agreement shall be binding upon the
               ----------------------
     Issuer, the Guarantors and their respective successors and assigns.

          (d)  Counterparts. This Agreement may be executed in any number of
               ------------
     counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement shall become effective upon the execution of a counterpart by each of the Issuer and the Placement Agents. Upon the execution after the date hereof of a counterpart, by any Guarantor, such Guarantor shall, without further action, become a party hereto and such Guarantor shall be bound by the provisions hereof.

          (e)  Definition of Terms. For purposes of this Agreement, (a) the term
               -------------------
     "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f)  Headings.  The headings in this Agreement are for convenience of
               --------
     reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law.  This Agreement shall be governed by and
               -------------
     construed in accordance with the laws of the State of New York.

          (h)  Remedies.  In the event of a breach by the Issuer or the
               --------
     Guarantors or by any Holder of any of their obligations under this Agreement, each Holder, the Issuer or the Guarantors, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Issuer of its obligations under Section 1 or 2 hereof for which Liquidated Damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Issuer, the Guarantors and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

          (i)  No Inconsistent Agreements.  The Issuer and the Guarantors
               --------------------------
     represent, warrant and agree that (i) they have not entered into and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) they have not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount at maturity of the then outstanding Transfer Restricted Securities, they shall not grant to any person the right to request the Issuer to register any debt securities of the Issuer under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j)  No Piggyback on Registrations.  Neither the Issuer, the
               -----------------------------
     Guarantors nor any of their security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Issuer in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k)  Severability. The remedies provided herein are cumulative and not
               ------------
     exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Guarantors and the Placement Agents.


                              Very truly yours,

                              HH ACQUISITION CORP.


                              By:  /s/ Christopher J. O'Brien
                                   ________________________________
                                   Name: Christopher J. O'Brien
                                   Title: President


     Accepted as of the date hereof:

     MORGAN STANLEY & CO. INCORPORATED
     CHASE SECURITIES INC.
     BT ALEX. BROWN INCORPORATED

     By: Morgan Stanley & Co. Incorporated


     By:  /s/ Stephanie Kaplan
          ___________________________
          Name: Stephanie Kaplan
          Title: Principal

                                   HARBORSIDE HEALTHCARE LIMITED
                                   PARTNERSHIP

                                   By: KHI CORPORATION, its general partner


                                   By: /s/ Stephen L. Guillard
                                      __________________________________________
                                      Name: Stephen L. Guillard
                                      Title: President and Chief Executive
                                               Officer


                                   BELMONT NURSING CENTER CORP.


                                   By: /s/ Stephen L. Guillard
                                      __________________________________________
                                      Name: Stephen L. Guillard
                                      Title: President and Chief Executive
                                               Officer


                                   ORCHARD RIDGE NURSING CENTER CORP.


                                   By: /s/ Stephen L. Guillard
                                      __________________________________________
                                      Name: Stephen L. Guillard
                                      Title: President and Chief Executive
                                               Officer


                                   OAKHURST MANOR NURSING CENTER CORP.


                                   By: /s/ Stephen L. Guillard
                                      __________________________________________
                                      Name: Stephen L. Guillard
                                      Title: President and Chief Executive
                                               Officer

                                   RIVERSIDE RETIREMENT LIMITED PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE TOLEDO LIMITED PARTNERSHIP

                                   By:  HARBORSIDE TOLEDO CORP.,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE CONNECTICUT LIMITED PARTNERSHIP


                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner

                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                                   HARBORSIDE OF FLORIDA LIMITED PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE OF OHIO LIMITED PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE HEALTHCARE BALTIMORE LIMITED
                                   PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                                   HARBORSIDE OF CLEVELAND LIMITED
                                   PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE OF DAYTON LIMITED PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE MASSACHUSETTS LIMITED
                                   PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                                   HARBORSIDE  RHODE ISLAND LIMITED
                                   PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE NORTH TOLEDO LIMITED
                                   PARTNERSHIP

                                   By:  HARBORSIDE HEALTH I CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                   HARBORSIDE HEALTHCARE ADVISORS
                                   LIMITED PARTNERSHIP

                                   By:  KHI CORPORATION,
                                        its general partner


                                   By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                                        HARBORSIDE TOLEDO LIMITED
                                        PARTNERSHIP

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        KHI CORPORATION.

                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP IV

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP V

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP VI

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP VII

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP VIII

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP IX

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        HARBORSIDE ACQUISITION LIMITED
                                        PARTNERSHIP X

                                        By:  HARBORSIDE HEALTH I CORPORATION,
                                             its general partner


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        SAILORS, INC.


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer


                                        NEW JERSEY HARBORSIDE CORP.


                                        By:  /s/ Stephen L. Guillard
                                        ________________________________________
                                        Name: Stephen L. Guillard
                                        Title: President and Chief Executive
                                                 Officer

                        BRIDGEWATER ASSISTED LIVING LIMITED
                        PARTNERSHIP

                        By:  NEW JERSEY HARBORSIDE
                             CORPORATION, its general partner


                        By: /s/ Stephen L. Guillard
                            ____________________________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                         MARYLAND HARBORSIDE CORP.


                         By:  \s\ Stephen L. Guillard
                              ____________________________________________
                              Name:  Stephen L. Guillard
                              Title: President and Chief Executive Officer


                          HARBORSIDE HOMECARE LIMITED
                          PARTNERSHIP

                          By:  KHI CORPORATION,
                               its general partner


                          By:  /s/ Stephen L. Guillard
                               ____________________________________________
                               Name:  Stephen L. Guillard
                               Title: President and Chief Executive Officer


                           HARBORSIDE REHABILITATION LIMITED
                           PARTNERSHIP

                           By:  HARBORSIDE HEALTH I CORPORATION,
                                its general partner


                           By:  /s/ Stephen L. Guillard
                                ____________________________________________
                                Name:  Stephen L. Guillard
                                Title: President and Chief Executive Officer

                    HARBORSIDE HEALTHCARE
                    NETWORK LIMITED PARTNERSHIP

                    By:  HARBORSIDE HEALTH I CORPORATION,
                         its general partner


                    By:  /s/ Stephen L. Guillard
                         ____________________________________________
                         Name:  Stephen L. Guillard
                         Title: President and Chief Executive Officer



                     HARBORSIDE HEALTH I CORPORATION


                     By:  /s/ Stephen L. Guillard
                          ____________________________________________
                          Name:  Stephen L. Guillard
                          Title: President and Chief Execuitve Officer

                                                                         ANNEX A

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C
                              PLAN OF DISTRIBUTION

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuer has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./1/


          Neither the Issuer nor any of the Guarantors will receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 90 days after the Expiration Date, the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer and the Guarantors have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or

_____________________

/1/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D



CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
          Address:



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.